NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
MFA SEPARATE ACCOUNTS I AND II

ANNUAL REPORT
================================================================================

           MainStay
VP Series Fund, Inc.   December 31, 1996

--------------------------------------------------------------------------------

This is a Report by the MainStay VP Series Fund, Inc. for the general information of Multi-Funded Annuity policyowners. It must be accompanied or preceded by a current prospectus if it is given to anyone who is not an owner of a Multi-Funded Annuity policy. This Report does not offer for sale or solicit orders to purchase securities.

New York Life Insurance [NEW YORK LIFE LOGO] and Annuity Corporation

                                                              NEW YORK LIFE INSURANCE COMPANY
                                              NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                                     (A DELAWARE CORPORATION)

---------------------------------------------------------------------

                              51 Madison Avenue, New York, N.Y. 10010

---------------------------------------------------------------------
To the Owners of The Facilitator(R):

     I am pleased to present the Annual Report for The Facilitator(R) and the MainStay VP Series Fund, Inc. for the year ended December 31, 1996. This annual report contains performance information, financial statements, notes and other pertinent data for each of the MainStay VP Series Fund, Inc. Portfolios available in The Facilitator(R).

     Despite predictions that the stock market was due for a major correction, 1996 proved to be another outstanding year. The bull market for equities was driven by a continuation of moderate growth of the economy, strong earnings gains, and low inflation. The Dow Jones Industrial Average* passed the 6,000 milestone and closed the year at 6,448, up 26% from last year. The DJIA has risen 68% since 1994, its highest two year gain in over 40 years! The Standard & Poor's 500 Composite Stock Price Index** also showed a strong 23% return, ending the year at 740.

     The unemployment rate drifted downward during the year to levels previously associated with accelerating inflation. But while consumer prices did rise slightly, core inflation (excluding food and energy prices) actually moderated. Faster increases in wage rates were generally offset by slower increases in benefit costs. Bond yields rose during the year, but short-term interest rates remained little changed as the Federal Reserve kept monetary policy on hold.

     As the economic expansion continues into its seventh year, there are likely to be increasing concerns about the emergence of late business cycle pressures on corporate profits. Many economists expect that 1997 will show stronger growth than 1996, along with lower unemployment rates, higher wage increases, and a gradual rise in core inflation. Under these conditions, bond yields should continue their upward trend, and the Federal Reserve is likely to begin raising short-term interest rates again. Few expect the stock market to continue at such a rapid pace, following two straight years of returns in excess of 20%. The longer-term fundamentals remain encouraging, though, with good prospects for continued disinflation and expanding global opportunities for highly competitive United States companies.

     Over 78 million baby boomers are reaching their 50s and by the year 2000, 13% of the population will have reached age 65 or older. As more people approach retirement age, there will continue to be a greater emphasis placed on personal investments, especially given the ongoing media projections that reductions in Social Security and company pension plan benefits may be on the horizon. The benefits of tax deferral, a wide range of investment choices, and other product features make variable annuities an ideal investment for retirement.

     New York Life Insurance and Annuity Corporation received over $1 billion in variable annuity premiums in 1996, almost triple the amount received in 1995. Total United States variable annuity sales reached over $69 billion in 1996, a 40% increase over 1995. We expect that variable annuity sales will continue to flourish in 1997.

------------
 * The Dow Jones Industrial Average is a trademark, and the property of, Dow Jones and Co., Inc.
** "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. Stock Market.

--------------------------------------------------------------------------------

     As you can see, we have changed the name of the New York Life MFA Series Fund, Inc. to the MainStay VP Series Fund, Inc. Of course, this name change has not affected the portfolios' objectives and the Fund is still managed by teams of investment professionals from MacKay-Shields Financial Corporation, New York Life Insurance Company, and Monitor Capital Advisors, Inc.

     We thank you for selecting us to be "The Company You Keep(R)," and we look forward to helping you build a solid foundation for your future.

                                            /s/ Sy Sternberg
                                            SEYMOUR STERNBERG
                                            President
                                            NEW YORK LIFE INSURANCE AND ANNUITY
                                              CORPORATION

--------------------------------------------------------------------------------

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

     1996 was yet another stunning year for the U.S. stock market, continuing to delight and astound investors, as the economy continued on its modest growth, low inflation path. The Dow Jones Industrial Average climbed an impressive 28.91% (total return). Added to the 36.75% gain of 1995, the Dow at year end was towering 68% above its level at the final bell of 1994, having provided a cumulative two year total return (with income) of 77%, the eighth largest two year gain in its 100 year history. Meanwhile, the S&P 500* was up 22.96%, and the NASDAQ**, despite its severe mid-summer drop, still managed a 23.29% rise, both coming on top of strong gains in 1995. Volatility, however, increased markedly.

     Modest economic growth with low inflation provided the perfect backdrop for rising stock prices, despite plenty of scares during the year. Business inventories grew modestly, as companies tried to keep costs in line. Job growth also slowed, easing fears that rising wages would set off inflation. Although worries kept surfacing throughout the year that the economy was too weak and then too strong, its steady path kept the Federal Reserve from having to raise interest rates. Supply and demand were also driving forces, with the key driver of demand being cash coming into equity mutual funds. An astonishing $210 billion flowed into stock funds in the first 11 months of the year, almost $100 billion more than a year earlier.

     S&P 500 index funds led the parade of strong performance in the fourth quarter and for the full year. Growth and income funds (which include index funds in their category) were the most popular in terms of cash flow, and aggressive growth funds came in second, having taken in more money earlier in the year. Small stock prices trailed by more than 10 percentage points behind the big blue chips.

     Diversified U.S. stock funds returned an average 19.5%, on top of last year's return of 31.1%. Little wonder that the individual investor has poured record sums into stock mutual funds in the past year, boosting the assets of all mutual funds to $3.5 trillion, or five times the level of a decade ago. Overseas, the equity markets in Europe were stellar performers (climbing 20% during 1996, ranging from 52% in Finland to 12% in the U.K., fueled by low inflation, low interest rates and slow growth), but the world's second largest market, Japan, slumped noticeably (down 2.6% for the year), offsetting several impressive advances in smaller markets.

     By contrast to the exuberance of the equity markets, 1996 proved to be a rather mediocre year for bond investors, except in the high yield area, which continued to excel, especially in lower rated credits. Despite inaction on the part of the Federal Reserve, who only cut the federal funds rate once by a quarter point last January 31st, bond prices were anything but stable. Rates generally rose in the first half of the year, although this trend reversed itself later in the year. Many believed that rate reductions would be necessary to head off a recession, and that election year rate-cuts might be in the offing; instead wage pressures emerged as a new concern and yields climbed into the summer, before a fall rally brought them back down again. The rally was fueled by low inflation, steady growth, and a shrinking budget deficit, which has fallen during the past four years to below 1.5% of the gross domestic product.

     The average bond fund gained 4.7% in 1996, trailing the 4.8% average yield on money market funds. Consequently, a mere $10.30 billion moved into bond funds in the 11 months through November 30, paling in comparison to the stock market, which took in $210 billion. The high yield market once again provided a strong average double digit return of 13%. Elsewhere, many foreign markets rallied sharply, with Italy, Spain, and Sweden leading the way. Emerging market bond funds scored a heady 40.7% return, as bonds from Russia, Ecuador and Poland were especially ebullient.

--------------------------------------------------------------------------------

     As we enter the new year, the U.S. economic picture remains mixed. Although personal income growth is moderate, unemployment low, and consumer confidence high, most retailers were disappointed in the Christmas season, and with the high level of consumer credit card debt outstanding, it is doubtful that the consumer can fuel an accelerating economy. An area of great concern to the bond market is the labor market. With the unemployment rate at 5.4%, any further tightening could result in an increase in wage pressures. Labor is responsible for two thirds of the cost of production; thus, the repercussions of wage increases would be substantial. Increased productivity has in fact absorbed part of the costs, and some economists argue that the end of the Cold War marked the beginning of a disinflationary period. Also, importantly, there are many more technological innovations during peacetime. We are just at the beginning of the computer revolution, which is a powerful deflationary force. On a shorter term cyclical basis, it is true that the price of gold, a harbinger of inflation, has declined markedly over the recent period. Oil prices, on the other hand, have risen. We will continue to be vigilant for any signs that inflation might rear its ugly head, as this will be most problematic for both the bond and stock markets if and when it occurs.

     Another key issue facing the financial markets is this year's budget negotiation between President Clinton and Congress. Foreign investors will also continue to have a significant influence on the U.S. economy. Weak demand abroad limited exports in 1996, but we expect some improvement in 1997. The continuation of a strong dollar would benefit bondholders by giving foreigners (especially the Japanese) a continued incentive to buy U.S. Treasuries, as well as making imports cheaper, helping to keep domestic prices low and inflation in check. Despite growth scares, inflation has remained in the manageable 2.5-3.0% range, and meaningful price increases seem unlikely in the near future. We plan to maintain a neutral duration position across our bond portfolios relative to the market as we wait for a more definitive signal on the economy and inflation.

     After such a winning streak in the U.S. stock market, is it possible that the bulls could continue to keep the bears at bay? What is unmatched is not 1996 performance, which was less than 1995, but rather how strong the market has been for the last fifteen years. During this stretch, it has risen at a compounded annual rate of 14.2% a year, breaking the old record of 13.4% set just before the 1929 crash. One year ago, we observed that the combination of moderate economic growth, benign inflation and low interest rates should provide a positive underpinning for stocks, which certainly came to pass. As we enter the new year, a roughly similar observation can be made, though with less conviction. The road is narrower, and the risk of being wrong has increased. The economy could still conceivably overheat, causing higher interest rates and inflationary fears. And although the consensus assigns a very low probability to recession, it is not outside of the realm of possibilities. Either outcome would be problematic for the market. The real fly in the ointment, however, is corporate profits, a key factor that has supported the bull market run over the last few years. Recent data from important economic sectors, including retailing and autos, seem to suggest that U.S. corporate profit growth is likely to show less uniformity in 1997 than it has in the several preceding years. This implies that whatever strength the stock market exhibits this year will be somewhat less broad based than was the case last year.

     The real fear on Wall Street, however, is whether the great surge of money into equity mutual funds will recede, leaving the market in shambles. Regardless of whether the market corrects, continues to climb, or simply returns to more historical norms on the plus side (single digits), we are of the firm opinion that active management will have the potential to add significant value as volatility continues to be a way of life. The strongest positive force on a secular basis, of course, continues to be the demographics of the baby boomers, who may just continue to pour money into the stock market through taxable mutual funds and variable products as well as 401(k) plans, in an attempt to catch up for lost time in saving for retirement. Whatever 1997 brings, our equity approaches in growth and value will continue to focus upon a disciplined stock selection process,

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diversification, and risk management, which we believe will serve our shareholders in any conceivable market scenario.

                                            Ravi Akhoury
                                            Chairman and Chief Executive Officer
                                            MacKay-Shields Financial Corporation

    *"Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

    **"NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

     During 1996 investment performance for most portfolios was strong, but clearly the star performance was turned in by the stock market--with the S&P 500* producing an annual return of 22.96%. This result was facilitated by continued profit growth and low levels of inflation. The economy entered its seventh year of expansion at a relatively modest pace of growth of 2.3%. Thus the stock market was able to generate two back-to-back years of especially strong investor returns. The bond market produced acceptable but not overwhelming returns as interest rates increased over the first half of the year and declined over the second half.

     We do not believe the business cycle is dead. The outlook for the stock and bond markets will depend upon both fundamental economic factors as well as technical factors associated with worldwide capital flows. During 1996, the U.S. dollar appreciated relative to most major currencies--attracting overseas bond investors. Economic growth in the U.S. has been stronger than most other economically advanced nations and has supported even higher growth in the developing Asian and Latin American economies--many of which peg their currencies to the dollar. We anticipate that the European economies, and possibly even the Japanese economy, will enjoy improved growth going forward. Domestically, we see the likelihood of somewhat stronger growth as well. These factors will likely lead to higher interest rates and a cyclical upward creep in inflation.

     This outlook suggests that corporate profits have room to grow, but that rising interest rates will produce pressure on stock market valuations of corporate earnings. Ultimately, a potential economic downturn in the out years will produce pressure on the market's earnings expectations. That said, we will continue to manage our stock portfolios from a fundamental perspective based upon our outlook for growth in earnings of the companies we follow. Industries for which we presently have a favorable view include energy, technology and health care. We will be managing our bond portfolios cautiously based upon our expectation of higher rates and potential outflows of international capital over the course of the next year.

     A more detailed description of our investment results and forward strategies is found in the portfolio manager reviews that follow.

                                            Jean Hoysradt
                                            Senior Vice President in Charge of
                                            the Investment Department
                                            New York Life Insurance Company

    *"Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

--------------------------------------------------------------------------------

MAINSTAY VP
CASH MANAGEMENT PORTFOLIO

     The MainStay VP Cash Management Portfolio had a return of 4.95% for the twelve months ended December 31, 1996, exceeding the average Lipper* money market fund return of 4.81%, and ranking the Portfolio 57th out of 104 funds.

     The objective of this Portfolio is to provide a level of income consistent with preservation of capital. During 1996, we managed this Portfolio using our conservative approach which kept the average days to maturity in a narrow range of 33 to 63 days, shifting at opportune times in order to maximize yield. The year was interesting in that the money market asset class outperformed all other domestic investment grade bond asset classes. We achieved our competitive performance while maintaining our low risk profile.

     Looking ahead, we plan to stick to our conservative but innovative strategy, and we believe that we can continue to meet the objectives of our most conservative investors.

                                            Ravi Akhoury
                                            Chairman and Chief Executive Officer
                                            Frank Salem
                                            Jessica Terc
                                            Portfolio Managers
                                            MacKay-Shields Financial Corporation

    *Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

    There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share nor is the value of the Portfolio's shares insured or guaranteed by the U.S. Government.

    Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MAINSTAY VP
BOND PORTFOLIO

     For the twelve months ended December 31, 1996, the Bond Portfolio registered a return of 2.05%.

     1996 proved to be a very difficult year for bond market investors after 1995's stellar performance. The ten year U.S. Treasury yield rose by 114 basis points by mid-year, and ended the year 85 basis points higher after a rally in the fourth quarter.

     We began 1996 with many positive expectations priced into the fixed income market. Investors expected moderate economic growth, an accommodating Federal Reserve Bank and progress toward a balanced budget in Washington, D.C. During the course of the year this positive sentiment reversed itself as employment growth fueled concerns of a stronger economy and a restrictive Federal Reserve Bank. The lack of progress in budget negotiations early in the year and a warning to the financial markets by Fed Chairman Greenspan late in the year put added pressure on the market.

     During the course of the year the Bond Portfolio's performance was restricted by weightings along the yield curve, especially an overweighing in more current long duration U.S. Treasuries which underperformed.

     Looking ahead, we expect to see stronger economic growth by the spring of 1997. We will adjust the Portfolio accordingly, seeking to outperform the market.

                                            Albert R. Corapi, Jr.
                                            Portfolio Manager
                                            New York Life Insurance Company

    Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MAINSTAY VP
GROWTH EQUITY PORTFOLIO

     The Growth Equity Portfolio registered a superb return of 24.50% for the twelve months ended December 31, 1996, far exceeding the Lipper Growth Fund Average return of 19.81%* and the S&P 500** return of 22.96%. This marks the fourth time in the last five years that the Growth Equity Portfolio has outperformed its peers in the Lipper Growth Fund Average.

     Our returns benefitted from exceptional sector selection combined with strategic stock selection in 1996. First half performance was supported by our overweighted position in consumer cyclicals such as Price/Costco, Inc. and Federated Department Stores, Inc. in the retail industry and Marriott International, Inc. and ITT Corp. in the lodging industry. Second half performance was led primarily by the energy and financial sectors. Financial issues such as Chase Manhattan Corp., Allstate Corp. and Republic New York Corp. appreciated in excess of the market as interest rates began to fall. Energy stocks such as Halliburton Co., Schlumberger Ltd., and Smith International, Inc. also provided excellent returns as energy prices increased throughout the second half of the year. In addition, our timely positioning into and out of smaller capitalization issues such as Computer Horizons Corp. in the second quarter enhanced performance.

     A key factor in the equity market's strong 1996 performance has been the low rate of inflation in the economy which has enabled interest rates to remain favorable and in turn enhance equity valuations. Another factor which supported stocks in 1996 was the continuation of corporate earnings growth. Record levels of equity mutual fund inflows and the large volume of mergers and acquisitions activity combined to create a powerful supply/demand environment for stocks.

     As we approach 1997, our outlook on the market remains positive, primarily due to our expectation that continued low inflation will yield a favorable interest rate environment. Our main concern is decelerating corporate earnings growth as we enter the seventh year of the current business expansion. In particular, we see an over extended consumer starting to constrain his spending and rebuild his balance sheet as evidenced by the recent decrease in consumer spending figures. Consequently, we believe that outperformance in the coming year will be highly dependent upon strategic stock selection.

     Our strategy for the year ahead entails focusing on sectors in which earnings growth should remain strong, which includes financials, energy, health care and selective technology issues. We intend to underweight the more cyclical areas of the market such as basic materials and consumer cyclicals.

     We will continue to employ our successful strategy of investing in quality growth stocks which sell at reasonable valuations. Within these parameters, we are always searching for companies with underappreciated assets which should provide a catalyst for earnings growth in the future.

                                            James Agostisi
                                            Patricia Rossi
                                            Portfolio Managers
                                            New York Life Insurance Company

    *Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

    **Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

    Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------

ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value (Identified
    Cost: $87,473,904; $145,892,369;
    $38,026,649; $63,967,539;
    $6,770,208; $9,299,114,
    respectively).......................  $100,593,598   $176,992,094   $ 37,148,841   $ 65,268,125   $  6,770,029   $  9,298,677

LIABILITIES:
  Liability for mortality and expense
    risk charges........................       325,388        803,882        122,050        295,934         22,911         41,966
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $100,268,210   $176,188,212   $ 37,026,791   $ 64,972,191   $  6,747,118   $  9,256,711
                                          ============   ============   ============   ============   ============   ============

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,485,512; 4,660,979;
      1,292,105; 2,419,661; 350,349;
      512,967, respectively.............  $100,268,210   $176,188,212   $ 37,026,791   $ 64,972,191   $  6,747,118   $  9,256,711
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      40.34   $      37.80   $      28.66   $      26.85   $      19.26   $      18.05
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------


INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    856,659   $  1,514,029   $  2,374,861   $  4,161,364   $    377,535   $    494,436
  Mortality and expense risk charges....    (1,177,151)    (2,928,117)      (504,792)    (1,196,893)       (96,095)      (175,981)
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net investment income (loss)......      (320,492)    (1,414,088)     1,870,069      2,964,471        281,440        318,455
                                           -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    11,294,281     17,774,424      8,734,067     10,818,647      3,631,367      3,177,219
  Cost of investments sold..............    (8,120,587)   (12,534,545)    (7,941,746)   (10,921,834)    (3,631,608)    (3,177,432)
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net realized gain (loss)
        on investments..................     3,173,694      5,239,879        792,321       (103,187)          (241)          (213)
  Realized gain distribution received...    12,396,168     21,908,560             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     4,212,928      8,090,871     (2,518,451)    (2,886,635)           205            172
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net gain (loss) on investments....    19,782,790     35,239,310     (1,726,130)    (2,989,822)           (36)           (41)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (29,535)       (73,374)        (1,918)        (4,673)          (292)          (837)
                                           -----------    -----------    -----------    -----------    -----------    -----------
      Net increase (decrease) in total
        equity resulting from
        operations......................  $ 19,432,763   $ 33,751,848   $    142,021   $    (30,024)  $    281,112   $    317,577
                                           ===========    ===========    ===========    ===========    ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                          MFA SEPARATE ACCOUNT I
                                                          TAX-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1996
and December 31, 1995

                                                                                    COMMON STOCK
                                                                                INVESTMENT DIVISIONS
                                                           ---------------------------------------------------------------
                                                                  SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                     POLICIES                          POLICIES
                                                           -----------------------------     -----------------------------
                                                               1996             1995             1996             1995
                                                           -------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................   $   (320,492)    $     (3,292)    $ (1,414,088)    $   (733,385)
    Net realized gain (loss) on investments.............      3,173,694        1,549,773        5,239,879        3,154,362
    Realized gain distribution received.................     12,396,168        7,100,263       21,908,560       12,654,150
    Change in unrealized appreciation (depreciation)
      on investments....................................      4,212,928       10,947,712        8,090,871       19,256,110
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................        (29,535)         (44,474)         (73,374)        (111,339)
                                                           ------------     ------------     ------------     ------------
      Net increase in total equity resulting
        from operations.................................     19,432,763       19,549,982       33,751,848       34,219,898
                                                           ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        892,545        1,213,447        5,245,235        5,234,054
    Policyowners' surrenders............................    (10,349,553)      (6,756,440)     (19,870,464)     (12,469,978)
    Policyowners' annuity and death benefits............       (756,854)        (534,923)      (1,053,485)        (678,373)
    Net transfers from (to) Fixed Account...............      1,306,116           21,551          768,815         (615,468)
    Transfers between Investment Divisions..............      1,984,443          887,552        1,256,201          117,970
                                                           ------------     ------------     ------------     ------------
      Net contributions and withdrawals.................     (6,923,303)      (5,168,813)     (13,653,698)      (8,411,795)
                                                           ------------     ------------     ------------     ------------
        Increase (decrease) in total equity.............     12,509,460       14,381,169       20,098,150       25,808,103
TOTAL EQUITY:
    Beginning of year...................................     87,758,750       73,377,581      156,090,062      130,281,959
                                                           ------------     ------------     ------------     ------------
    End of year.........................................   $100,268,210     $ 87,758,750     $176,188,212     $156,090,062
                                                           ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                          MFA SEPARATE ACCOUNT I
                                                          TAX-QUALIFIED POLICIES

                                 BOND                                                    MONEY MARKET
                         INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------------     ----------------------------------------------
                                                                                                            FLEXIBLE
           SINGLE PREMIUM                   FLEXIBLE PREMIUM                   SINGLE PREMIUM               PREMIUM
              POLICIES                          POLICIES                          POLICIES                  POLICIES
    -----------------------------     -----------------------------     -----------------------------     ------------
        1996             1995             1996             1995             1996             1995             1996
   -------------------------------------------------------------------------------------------------------------------
    $  1,870,069     $  2,203,508     $  2,964,471     $  3,342,684     $    281,440     $    363,129     $    318,455
         792,321          584,378         (103,187)        (272,632)            (241)            (166)            (213)
              --               --               --               --               --               --               --
      (2,518,451)       4,226,104       (2,886,635)       7,776,856              205               43              172
          (1,918)         (14,183)          (4,673)         (31,512)            (292)          (1,080)            (837)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         142,021        6,999,807          (30,024)      10,815,396          281,112          361,926          317,577
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         418,803          312,128        2,261,015        2,608,819           41,170           19,436          370,550
      (6,143,986)      (4,577,494)      (9,830,346)      (6,561,741)      (1,160,675)      (1,151,937)      (2,213,470)
        (515,470)        (694,688)        (494,572)        (475,571)         (49,194)        (231,786)         (82,067)
         (94,904)        (823,395)         (73,881)        (437,499)         (45,276)        (103,637)        (158,369)
      (1,426,456)      (1,619,254)      (1,137,466)        (527,103)        (558,653)         623,707         (118,735)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
      (7,762,013)      (7,402,703)      (9,275,250)      (5,393,095)      (1,772,628)        (844,217)      (2,202,091)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
      (7,619,992)        (402,896)      (9,305,274)       5,422,301       (1,491,516)        (482,291)      (1,884,514)
      44,646,783       45,049,679       74,277,465       68,855,164        8,238,634        8,720,925       11,141,225
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
    $ 37,026,791     $ 44,646,783     $ 64,972,191     $ 74,277,465     $  6,747,118     $  8,238,634     $  9,256,711
    ============     ============     ============     ============     ============     ============     ============

          1995
     -------------
      $    428,934
              (127)
                --
               (32)
            (2,021)
      ------------
           426,754
      ------------
           557,513
        (1,650,793)
           (95,856)
          (151,317)
           409,133
      ------------
          (931,320)
      ------------
          (504,566)
        11,645,791
      ------------
      $ 11,141,225
      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value
    (Identified Cost: $101,385,032;
    $12,871,308; $53,653,224;
    $6,374,079; $7,591,517; $943,859,
    respectively).......................  $115,143,660   $ 15,004,340   $ 52,213,434   $  6,425,481   $  7,591,417   $    943,834
LIABILITIES:
  Liability for mortality and
    expense risk charges................       370,015         67,789        170,745         29,154         23,490          4,428
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $114,773,645   $ 14,936,551   $ 52,042,689   $  6,396,327   $  7,567,927   $    939,406
                                          ============   ============   ============   ============   ============   ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units
      outstanding: 2,844,305; 395,139;
      1,809,261; 237,839; 392,968;
      52,058, respectively..............  $114,742,531   $ 14,936,551   $ 52,042,689   $  6,396,327   $  7,567,927   $    939,406
  Annuity reserve.......................        31,114             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total equity......................  $114,773,645   $ 14,936,551   $ 52,042,689   $  6,396,327   $  7,567,927   $    939,406
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      40.34   $      37.80   $      28.76   $      26.89   $      19.26   $      18.05
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    983,884   $    128,224   $  3,322,804   $    408,975   $    458,468   $     53,423
  Mortality and expense risk charges....    (1,325,111)      (247,816)      (707,417)      (118,424)      (116,554)       (19,018)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (341,227)      (119,592)     2,615,387        290,551        341,914         34,405
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    10,605,696      1,961,260     11,711,830      1,222,954      6,584,306        561,229
  Cost of investments sold..............    (7,742,517)    (1,230,507)   (10,826,130)    (1,121,022)    (6,584,524)      (561,266)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss)
        on investments..................     2,863,179        730,753        885,700        101,932           (218)           (37)
  Realized gain distribution received...    14,237,172      1,855,445             --             --             --             --
  Change in unrealized appreciation
    (depreciation) on investments.......     5,082,531        378,417     (3,278,935)      (396,619)           195             33
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss)
        on investments..................    22,182,882      2,964,615     (2,393,235)      (294,687)           (23)            (4)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Decrease attributable to funds of
    New York Life Insurance and Annuity
    Corporation retained by Separate
    Account.............................       (33,143)        (6,179)        (2,743)          (460)          (399)           (94)
                                           -----------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in total
    equity resulting from operations.......$ 21,808,512  $  2,838,844   $    219,409   $     (4,596)  $    341,492   $     34,307
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                         MFA SEPARATE ACCOUNT II
                                                          NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1996
and December 31, 1995

                                                                                    COMMON STOCK
                                                                                INVESTMENT DIVISIONS
                                                           ---------------------------------------------------------------
                                                                  SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                     POLICIES                          POLICIES
                                                           -----------------------------     -----------------------------
                                                               1996             1995             1996             1995
                                                           -------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........................   $   (341,227)    $    (10,049)    $   (119,592)    $    (58,948)
    Net realized gain (loss) on investments.............      2,863,179        2,489,623          730,753          138,428
    Realized gain distribution received.................     14,237,172        7,872,933        1,855,445        1,072,648
    Change in unrealized appreciation (depreciation)
      on investments....................................      5,082,531       11,564,609          378,417        1,711,806
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account..................................        (33,143)         (49,713)          (6,179)          (9,270)
                                                           ------------     ------------     ------------     ------------
      Net increase in total equity resulting
        from operations.................................     21,808,512       21,867,403        2,838,844        2,854,664
                                                           ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Policyowners' premium payments......................        395,084          345,599          334,233          371,025
    Policyowners' surrenders............................     (7,029,217)      (5,331,579)      (1,361,255)        (690,221)
    Policyowners' annuity and death benefits............     (1,776,084)      (1,295,150)        (361,605)        (117,738)
    Net transfers from (to) Fixed Account...............      1,824,875          311,136           53,354          (34,766)
    Transfers between Investment Divisions..............      2,267,603         (568,982)         194,671           58,486
                                                           ------------     ------------     ------------     ------------
      Net contributions and withdrawals.................     (4,317,739)      (6,538,976)      (1,140,602)        (413,214)
                                                           ------------     ------------     ------------     ------------
        Increase (decrease) in total equity.............     17,490,773       15,328,427        1,698,242        2,441,450
TOTAL EQUITY:
  Beginning of year.....................................     97,282,872       81,954,445       13,238,309       10,796,859
                                                           ------------     ------------     ------------     ------------
  End of year...........................................   $114,773,645     $ 97,282,872     $ 14,936,551     $ 13,238,309
                                                           ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                         MFA SEPARATE ACCOUNT II
                                                          NON-QUALIFIED POLICIES

                                 BOND                                                    MONEY MARKET
                         INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------------     ----------------------------------------------
                                                                                                            FLEXIBLE
           SINGLE PREMIUM                   FLEXIBLE PREMIUM                   SINGLE PREMIUM               PREMIUM
              POLICIES                          POLICIES                          POLICIES                  POLICIES
    -----------------------------     -----------------------------     -----------------------------     ------------
        1996             1995             1996             1995             1996             1995             1996
    ------------------------------------------------------------------------------------------------------------------

    $  2,615,387     $  3,069,116     $    290,551     $    332,483     $    341,914     $    434,612     $     34,405
         885,700          769,078          101,932           52,904             (218)            (244)             (37)
              --               --               --               --               --               --               --
      (3,278,935)       5,816,926         (396,619)         703,884              195               90               33
          (2,743)         (19,557)            (460)          (3,167)            (399)          (1,281)             (94)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         219,409        9,635,563           (4,596)       1,086,104          341,492          433,177           34,307
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
         293,618          132,616          162,387          179,154          144,933          (56,872)          45,316
      (6,156,264)      (5,471,413)        (801,419)        (596,836)      (5,114,726)      (1,529,749)        (223,883)
      (1,864,016)      (1,043,226)        (203,473)        (162,820)        (145,938)        (772,632)         (29,102)
         224,591         (114,572)         (15,179)         (34,305)         (84,802)        (427,125)          (3,919)
      (2,803,497)      (2,887,818)        (147,893)         (53,558)         566,995        3,467,375          (46,777)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
     (10,305,568)      (9,384,413)      (1,005,577)        (668,365)      (4,633,538)         680,997         (258,365)
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
     (10,086,159)         251,150       (1,010,173)         417,739       (4,292,046)       1,114,174         (224,058)
      62,128,848       61,877,698        7,406,500        6,988,761       11,859,973       10,745,799        1,163,464
    ------------     ------------     ------------     ------------     ------------     ------------     ------------
    $ 52,042,689     $ 62,128,848     $  6,396,327     $  7,406,500     $  7,567,927     $ 11,859,973     $    939,406
    ============     ============     ============     ============     ============     ============     ============

          1995
     -------------
      $     45,793
               (20)
                --
                 3
              (217)
      ------------
            45,559
      ------------
            40,406
          (175,538)
           (15,216)
            (9,527)
            (4,928)
      ------------
          (164,803)
      ------------
          (119,244)
         1,282,708
      ------------
      $  1,163,464
      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation MFA Separate Account I ("Separate Account I") and New York Life Insurance and Annuity Corporation MFA Separate Account II ("Separate Account II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account II") issued by New York Life Insurance and Annuity Corporation.
  Separate Account I and Separate Account II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account I and Separate Account II are invested exclusively in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
  There are six Investment Divisions within both Separate Account I and Separate Account II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account I or Separate Account II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account I and Separate Account II and the Fixed Account of New York Life Insurance and Annuity Corporation.
  No Federal income tax is payable on investment income or capital gains of Separate Account I or Separate Account II under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
  Annuity Reserves--The reserves are computed for currently payable contracts in accordance with rates taken from approved valuation mortality tables. The assumed interest rate is 4%, unless issued in Florida or Texas where the rate is 3 1/2%. Separate Account II Common Stock Investment Division for Single Premium Policies had variable annuity unit values as of December 31, 1996 and December 31, 1995 of $2.41 and $2.04, respectively.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 1996, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account I and Separate Account II is as follows:

                                                 GROWTH EQUITY                                      CASH MANAGEMENT
                                                   PORTFOLIO              BOND PORTFOLIO               PORTFOLIO
                                             ---------------------     ---------------------     ---------------------
                                                 COMMON STOCK                  BOND                  MONEY MARKET
                                             INVESTMENT DIVISIONS      INVESTMENT DIVISIONS      INVESTMENT DIVISIONS
                                             ---------------------     ---------------------     ---------------------
                                              SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                             PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                             POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                             -------------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Number of shares...........................    5,399        9,500        2,896        5,088        6,770        9,299
Identified cost*...........................  $87,474      $145,892     $38,027      $63,968      $ 6,770      $ 9,299
SEPARATE ACCOUNT II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    6,180          805        4,071          501        7,592          944
Identified cost*...........................  $101,385     $12,871      $53,653      $ 6,374      $ 7,592      $   944

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 1996, were as follows:

                                                 GROWTH EQUITY                                      CASH MANAGEMENT
                                                   PORTFOLIO              BOND PORTFOLIO               PORTFOLIO
                                             ---------------------     ---------------------     ---------------------
                                                 COMMON STOCK                  BOND                  MONEY MARKET
                                             INVESTMENT DIVISIONS      INVESTMENT DIVISIONS      INVESTMENT DIVISIONS
                                             ---------------------     ---------------------     ---------------------
                                              SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                             PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                             POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                             -------------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Purchases..................................  $16,462      $24,647      $ 2,816      $ 4,461      $ 2,136      $ 1,284
Proceeds from sales........................   11,294       17,774        8,734       10,819        3,631        3,177
SEPARATE ACCOUNT II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $20,212      $ 2,559      $ 3,987      $   503      $ 2,277      $   336
Proceeds from sales........................   10,606        1,961       11,712        1,223        6,584          561

--------------------------------------------------------------------------------
NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
Separate Account I and Separate Account II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account I and Separate Account II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------
At December 31, 1996, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                   COMMON STOCK                  BOND                  MONEY MARKET
                                               INVESTMENT DIVISIONS      INVESTMENT DIVISIONS      INVESTMENT DIVISIONS
                                               ---------------------     ---------------------     ---------------------
                                                SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                               PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                                               POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                                               -------------------------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $29,860      $46,553      $11,215      $25,583      $ 2,004      $ 3,729
Accumulated net investment income............    2,954          562       25,006       38,040        4,772        5,578
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   54,535       98,485        1,838          356           (1)          (1)
Unrealized appreciation (depreciation)
  on investments.............................   13,120       31,100         (878)       1,301           --           --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (201)        (512)        (154)        (308)         (28)         (49)
                                               --------     --------     --------     --------     --------     --------
Net amount applicable to Policyowners........  $100,268     $176,188     $37,027      $64,972      $ 6,747      $ 9,257
                                               =========    =========    =========    =========    =========    =========
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Cost to Policyowners (net of withdrawals)....  $39,317      $ 3,773      $15,895      $ 1,706      $ 1,949      $   239
Accumulated net investment income............    3,046           70       35,329        4,389        5,656          709
Accumulated net realized gain (loss)
  on investments and realized gain
  distributions received.....................   58,872        9,005        2,519          294           (1)          --
Unrealized appreciation (depreciation)
  on investments.............................   13,759        2,133       (1,440)          51           --           --
Decrease attributable to funds of New York
  Life Insurance and Annuity Corporation
  retained by Separate Account...............     (220)         (44)        (260)         (44)         (36)          (9)
                                               --------     --------     --------     --------     --------     --------
Net amount applicable to Policyowners........  $114,774     $14,937      $52,043      $ 6,396      $ 7,568      $   939
                                               =========    =========    =========    =========    =========    =========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 1996 and December 31, 1995 were as follows:

                                                                          COMMON STOCK INVESTMENT DIVISIONS
                                                             -----------------------------------------------------------
                                                                  SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                     POLICIES                          POLICIES
                                                             -------------------------         -------------------------
                                                               1996             1995             1996             1995
                                                             -----------------------------------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Units issued on premium payments..........................        25               42              154              191
Units redeemed on surrenders..............................      (298)            (246)            (599)            (464)
Units redeemed on annuity and death benefits..............        (4)              (4)              (6)              (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account...........................................        36               --               22              (22)
Units issued (redeemed) on transfers between
  Investment Divisions....................................        52               30               38                4
                                                               -----            -----            -----            -----
    Net decrease..........................................      (189)            (178)            (391)            (300)
Units outstanding, beginning of year......................     2,675            2,853            5,052            5,352
                                                               -----            -----            -----            -----
Units outstanding, end of year............................     2,486            2,675            4,661            5,052
                                                               =====            =====            =====            =====
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Units issued on premium payments..........................        13               12               10               14
Units redeemed on surrenders..............................      (219)            (201)             (48)             (28)
Units redeemed on annuity and death benefits..............       (22)             (26)              (2)              (2)
Units issued (redeemed) on net transfers from (to)
  Fixed Account...........................................        51                9                2               (1)
Units issued (redeemed) on transfers between
  Investment Divisions....................................        56              (15)               5                1
                                                               -----            -----            -----            -----
    Net increase (decrease)...............................      (121)            (221)             (33)             (16)
Units outstanding, beginning of year......................     2,965            3,186              428              444
                                                               -----            -----            -----            -----
Units outstanding, end of year............................     2,844            2,965              395              428
                                                               =====            =====            =====            =====

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

               BOND INVESTMENT DIVISIONS                       MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------------     -----------------------------------------------
       SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
          POLICIES                  POLICIES                  POLICIES                  POLICIES
    ---------------------     ---------------------     ---------------------     ---------------------
      1996         1995         1996         1995         1996         1995         1996         1995
    ---------------------------------------------------------------------------------------------------
         15            4           86          105            2           (5)          21           33
       (234)        (192)        (391)        (274)         (63)         (69)        (129)        (100)
         (4)          (7)          (3)          (7)          (2)          (6)          --           (1)
         (3)         (25)          (3)         (18)          (2)          (6)          (9)          (9)
        (52)         (61)         (43)         (21)         (29)          40           (7)          23
      -----        -----        -----        -----        -----        -----        -----        -----
       (278)        (281)        (354)        (215)         (94)         (46)        (124)         (54)
      1,570        1,851        2,774        2,989          444          490          637          691
      -----        -----        -----        -----        -----        -----        -----        -----
      1,292        1,570        2,420        2,774          350          444          513          637
      =====        =====        =====        =====        =====        =====        =====        =====
          7            6            6            7            8           (3)           3            2
       (257)        (224)         (36)         (28)        (277)        (110)         (14)         (11)
        (29)         (23)          (2)          (3)          (2)         (17)          (1)          --
          8           (6)          --           (1)          (5)         (24)          --           --
        (97)        (109)          (6)          (2)          30          189           (3)          --
      -----        -----        -----        -----        -----        -----        -----        -----
       (368)        (356)         (38)         (27)        (246)          35          (15)          (9)
      2,177        2,533          276          303          639          604           67           76
      -----        -----        -----        -----        -----        -----        -----        -----
      1,809        2,177          238          276          393          639           52           67
      =====        =====        =====        =====        =====        =====        =====        =====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account I and Separate Account II:

                                                                                    SINGLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                COMMON STOCK INVESTMENT DIVISIONS                     1996        1995        1994        1993        1992
                                                                     ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $32.81      $25.72      $25.73      $22.90      $20.61
Net investment income (loss)......................................    (0.12)         --        0.03        0.06        0.05
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.65        7.09       (0.04)       2.77        2.24
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $40.34      $32.81      $25.72      $25.73      $22.90
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $32.81      $25.72      $25.73      $22.90      $20.61
Net investment income (loss)......................................    (0.12)         --        0.03        0.07        0.06
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.65        7.09       (0.04)       2.76        2.23
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $40.34      $32.81      $25.72      $25.73      $22.90
                                                                     ======      ======      ======      ======      ======

                                                                                   FLEXIBLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                      1996        1995        1994        1993        1992
                                                                     ------------------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $30.90      $24.34      $24.48      $21.90      $19.80
Net investment loss...............................................    (0.29)      (0.14)      (0.09)      (0.06)      (0.08)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.19        6.70       (0.05)       2.64        2.18
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $37.80      $30.90      $24.34      $24.48      $21.90
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $30.90      $24.34      $24.48      $21.90      $19.80
Net investment loss...............................................    (0.29)      (0.14)      (0.09)      (0.06)      (0.08)
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............     7.19        6.70       (0.05)       2.64        2.18
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $37.80      $30.90      $24.34      $24.48      $21.90
                                                                     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                  MFA SEPARATE ACCOUNTS I AND II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                                    SINGLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                    BOND INVESTMENT DIVISIONS                         1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $28.44      $24.34      $25.51      $23.19      $21.69
Net investment income.............................................     1.29        1.30        1.22        1.39        1.40
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.07)       2.80       (2.39)       0.93        0.10
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $28.66      $28.44      $24.34      $25.51      $23.19
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $28.54      $24.43      $25.60      $23.28      $21.77
Net investment income.............................................     1.30        1.31        1.19        1.44        1.43
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.08)       2.80       (2.36)       0.88        0.08
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $28.76      $28.54      $24.43      $25.60      $23.28
                                                                     ======      ======      ======      ======      ======

                                                                                   FLEXIBLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                      1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $26.78      $23.03      $24.26      $22.17      $20.84
Net investment income.............................................     1.14        1.16        1.11        1.20        1.10
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.07)       2.59       (2.34)       0.89        0.23
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $26.85      $26.78      $23.03      $24.26      $22.17
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $26.82      $23.07      $24.30      $22.20      $20.87
Net investment income.............................................     1.13        1.15        1.10        1.13        1.09
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions received
  (includes the effect of capital share transactions).............    (1.06)       2.60       (2.33)       0.97        0.24
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $26.89      $26.82      $23.07      $24.30      $22.20
                                                                     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

--------------------------------------------------------------------------------

                                                                                    SINGLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                MONEY MARKET INVESTMENT DIVISIONS                     1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $18.57      $17.81      $17.36      $17.07      $16.70
Net investment income.............................................     0.69        0.76        0.45        0.29        0.37
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $19.26      $18.57      $17.81      $17.36      $17.07
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $18.57      $17.81      $17.36      $17.07      $16.70
Net investment income.............................................     0.69        0.76        0.45        0.29        0.37
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $19.26      $18.57      $17.81      $17.36      $17.07
                                                                     ======      ======      ======      ======      ======

                                                                                   FLEXIBLE PREMIUM POLICIES
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                      1996        1995        1994        1993        1992
                                                                     ---------------------------------------------

SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $17.48      $16.85      $16.51      $16.32      $16.04
Net investment income.............................................     0.57        0.63        0.34        0.19        0.28
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $18.05      $17.48      $16.85      $16.51      $16.32
                                                                     ======      ======      ======      ======      ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLICIES)
Unit value, beginning of year.....................................   $17.48      $16.85      $16.51      $16.32      $16.04
Net investment income.............................................     0.57        0.63        0.34        0.19        0.28
                                                                     ------      ------      ------      ------      ------
Unit value, end of year...........................................   $18.05      $17.48      $16.85      $16.51      $16.32
                                                                     ======      ======      ======      ======      ======

+ Per unit data based on average monthly units outstanding during each year.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation MFA Separate Account I and New York Life Insurance and Annuity Corporation MFA Separate Account II (which are comprised of the Single and Flexible Premium Policies Common Stock Investment Divisions, the Single and Flexible Premium Policies Bond Investment Divisions and the Single and Flexible Premium Policies Money Market Investment Divisions) at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their total equity for each of the two years in the period then ended and the selected per unit data for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1996, with the MainStay VP Series Fund, Inc., provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas

New York, New York

February 19, 1997

                                                   MAINSTAY VP SERIES FUND, INC.
--------------------------------------------------------------------------------
To Policyowners:

     The assets of NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages(SM) Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Universal Life Separate Account I and NYLIAC LifeStages(SM) Separate Account may be invested in Acacia Capital Corporation, the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

     At the Annual Meeting of the Board of Directors of the Fund held on February 22, 1996, executive officers of the Fund were elected. On December 30, 1996, a dividend distribution was paid to NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages(SM) Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

                                            /s/ Richard M. Kernan Jr.
                                            Chairman of the Board
                                              and Chief Executive Officer
                                            MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

      SHORT-TERM
      INVESTMENTS (100.2%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
BANK NOTES (6.3%)
American Express Centurion Bank
 5.57%, due 9/12/97 (b)(c)........  $1,000,000    $    999,927
Bank of America-Illinois
 5.82%, due 3/24/97 (c)...........   1,500,000       1,500,000
Boatmens Credit Card Bank
 5.54%, due 8/8/97 (b)(c).........   3,000,000       2,999,656
First National Bank of Maryland
 5.13%, due 2/26/97 (c)...........   1,000,000       1,000,037
PNC Bank N.A.-Pittsburgh,
 Pennsylvania
 5.25%, due 2/6/97 (b)(c).........   1,000,000         999,938
                                                  ------------
                                                     7,499,558
                                                  ------------
CERTIFICATES OF DEPOSIT (10.2%)
Deutsche Bank
 5.85%, due 11/19/97
 (call date 2/19/97) (c)..........   5,000,000       5,000,000
Industrial Bank of Japan
 5.61%, due 1/7/97 (c)............   2,000,000       2,000,003
Sanwa Bank Ltd.
 5.56%, due 2/11/97 (c)...........   1,000,000       1,000,011
 5.85%, due 1/17/97 (c)...........   4,000,000       4,000,089
                                                  ------------
                                                    12,000,103
                                                  ------------
COMMERCIAL PAPER (74.2%)
Alfa Corp.
 5.75%, due 1/29/97...............   4,400,000       4,380,322
Astro Capital Corp.
 5.48%, due 1/6/97 (a)............   1,500,000       1,498,858
Banca CRT Financial Corp.
 5.35%, due 1/14/97...............   2,000,000       1,996,136
 5.35%, due 1/15/97...............   1,500,000       1,496,879
 5.35%, due 1/21/97...............   1,000,000         997,028
 5.40%, due 2/18/97...............     500,000         496,400
 5.50%, due 1/14/97...............     170,000         169,662
Bex America Finance Inc.
 5.32%, due 2/3/97................   1,700,000       1,691,710
Caisse Centrale des Banques
 Populaires
 5.33%, due 1/10/97 (a)...........   4,100,000       4,094,537
Cariplo Finance Inc.
 5.45%, due 1/24/97...............     400,000         398,607
China International Marine
 Containers (Group) Ltd.
 5.57%, due 1/9/97................   2,500,000       2,496,906
Compagnie Bancaire USA Finance
 Corp.
 5.33%, due 1/10/97...............   4,700,000       4,693,737
Credito Italiano (DE) Inc.
 5.39%, due 4/15/97...............   2,000,000       1,968,858
Galicia Funding Corp.
 5.59%, due 3/5/97 (a)............   2,500,000       2,475,544
Goldman, Sachs & Co.
 5.45%, due 1/8/97................   1,450,000       1,448,463
 6.50%, due 1/2/97................   3,725,000       3,724,327
------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Gotham Funding Corp.
 5.40%, due 1/9/97 (a)............  $5,500,000    $  5,493,400
International Securitization Corp.
 5.35%, due 1/15/97 (a)...........   3,000,000       2,993,758
Kamehameha Schools-Bishop Estate
 5.38%, due 1/15/97 (a)...........   1,000,000         997,908
Kingdom of Sweden
 5.65%, due 2/4/97................   1,105,000       1,099,104
Minmetals Capital & Securities
 Inc.
 5.39%, due 4/3/97................   3,000,000       2,958,677
Mitsui & Co. (USA) Inc.
 6.00%, due 1/10/97...............   2,500,000       2,496,250
National Fleet Funding Corp.
 5.37%, due 1/15/97...............   4,000,000       3,991,647
Nationwide Building Society
 5.32%, due 2/24/97...............   2,500,000       2,480,050
 5.33%, due 2/24/97...............   1,400,000       1,388,807
Nebraska Higher Education Loan
 Program Inc.
 5.45%, due 1/13/97...............   1,157,000       1,154,898
Petroleo Brasileiro S.A.-Petrobras
 5.42%, due 1/14/97...............   2,000,000       1,996,086
Premium Funding Inc., Series E
 5.50%, due 1/13/97 (a)...........   2,150,000       2,146,058
San Paolo U.S. Financial Co.
 5.41%, due 2/4/97................   1,100,000       1,094,380
 5.42%, due 3/19/97...............   1,500,000       1,482,611
Sheffield Receivables Corp.
 6.50%, due 1/2/97................   3,000,000       2,999,458
Societe Generale (Canada)
 5.40%, due 1/31/97...............   1,800,000       1,791,900
SRD Finance Inc.
 5.50%, due 1/23/97...............   3,000,000       2,989,917
Svenska Handelsbanken Inc.
 5.45%, due 2/20/97...............   2,000,000       1,984,861
Union Bank of Switzerland
 5.90%, due 1/7/97................   6,000,000       5,994,100
Wood Street Funding Corp.
 5.35%, due 1/6/97 (a)............   2,800,000       2,797,919
Xerox Corp.
 6.75%, due 1/2/97................   3,400,000       3,399,362
                                                  ------------
                                                    87,759,125
                                                  ------------
FEDERAL AGENCY (2.1%)
Federal Home Loan Bank
 5.84%, due 11/24/97 (c)..........   2,500,000       2,500,000
                                                  ------------
MEDIUM-TERM NOTES (7.4%)
Abbey National Treasury Services
 PLC
 5.05%, due 3/3/97 (c)............   3,300,000       3,299,408
Bankers Trust Corp.-New York
 5.74%, due 2/14/97 (b)(c)........   1,500,000       1,500,000
Ford Motor Credit Corp.
 5.81%, due 1/5/97 (b)(c).........   1,000,000       1,000,023
Huntington Bancshares
 5.70%, due 3/14/97 (c)...........   1,000,000       1,000,050

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                   SHORT-TERM
                   INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
Sony Capital Corp.
 5.47%, due 8/29/97 (a)(b)(c).....  $2,000,000    $  2,000,000
                                                  ------------
                                                     8,799,481
                                                  ------------
Total Short-Term Investments
 (Amortized Cost
 $118,558,267) (d)................       100.2%    118,558,267
Liabilities in Excess of
 Cash and Other Assets............        (0.2)       (211,345)
                                    ----------    ------------
Net Assets........................       100.0%   $118,346,922
                                    ==========    ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

SHORT-TERM
INVESTMENTS

                               AMORTIZED
                                  COST        PERCENT +
                              ------------------------
Banks #.....................  $ 80,501,362       68.0%
Brokerage...................     5,172,791        4.4
Computers & Office
  Equipment.................     3,399,362        2.9
Conglomerates...............     4,496,250        3.8
Consumer Financial
  Services..................     4,991,670        4.2
Education...................       997,908        0.9
Federal Agency..............     2,500,000        2.1
Finance.....................    15,399,820       13.0
Foreign Government..........     1,099,104        0.9
                              ------------    ---------
                               118,558,267      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (211,345)      (0.2)
                              ------------    ---------
Net Assets..................  $118,346,922      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (amortized cost $118,558,267)........   $118,558,267
  Cash...................................         21,589
  Interest receivable....................        367,285
                                            ------------
  Other assets...........................            268
        Total assets.....................    118,947,409
LIABILITIES:                                ------------
  Payables:
    Adviser..............................         23,240
    NYLIAC...............................         18,338
    Administrator........................          9,296
    Custodian............................          3,029
    Directors............................             45
  Accrued expenses.......................         44,793
  Dividend payable.......................        501,746
                                            ------------
        Total liabilities................        600,487
  Net assets applicable to outstanding
    shares...............................   $118,346,922
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 200 million shares
    authorized...........................   $  1,183,498
  Additional paid-in capital.............    117,165,490
  Accumulated net realized loss on
    investments..........................         (2,066)
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
  Shares of capital stock outstanding....    118,349,803
                                            ============
  Net asset value per share
    outstanding..........................   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $  5,319,060
                                            ------------
  Expenses:
    Advisory.............................        240,234
    Administration.......................        192,187
    Shareholder communication............         63,697
    Recordkeeping........................         61,266
    Professional.........................         31,563
    Custodian............................         20,981
    Directors............................          4,640
    Miscellaneous........................          4,067
                                            ------------
        Total expenses before
          reimbursement..................        618,635
  Expense reimbursement from
    Administrator........................        (22,854)
                                            ------------
        Net expenses.....................        595,781
                                            ------------
  Net investment income..................      4,723,279
                                            ------------
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments.......           (733)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,722,546
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  4,723,279    $  3,649,839
    Net realized loss on investments..................................................           (733)           (949)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,722,546       3,648,890
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (4,723,279)     (3,649,839)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    237,101,140     128,846,016
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      4,585,514       3,587,829
                                                                                         ------------    ------------
                                                                                          241,686,654     132,433,845
    Cost of shares redeemed...........................................................   (211,178,343)   (115,709,733)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................     30,508,311      16,724,112
                                                                                         ------------    ------------
      Net increase in net assets......................................................     30,507,578      16,723,163
NET ASSETS:
  Beginning of year...................................................................     87,839,344      71,116,181
                                                                                         ------------    ------------
  End of year.........................................................................   $118,346,922    $ 87,839,344
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------

Net asset value at beginning of period..................   $       1.00    $       1.00    $       1.00    $      1.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.05            0.05            0.04           0.02
                                                           ------------    ------------    ------------    ------------
Less dividends:
  From net investment income............................          (0.05)          (0.05)          (0.04)         (0.02)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $       1.00    $       1.00    $       1.00    $      1.00
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................           4.95%           5.59%           3.82%          2.40%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           4.92%           5.44%           3.97%          2.65% +
  Net expenses..........................................           0.62%           0.62%           0.62%          0.62% +
  Expenses (before reimbursement).......................           0.64%           0.94%           0.89%          1.10% +
Net assets at end of period (in 000's)..................   $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM BONDS (94.9%)+
CORPORATE BONDS (44.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AUTO PARTS/EQUIPMENT (2.2%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  4,981,250
                                                  ------------
BANKS (8.1%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,185,000
First Union Corp.
 9.45%, due 6/15/99..............    5,000,000       5,350,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,123,750
National Westminster Bancorp,
 Inc.
 9.375%, due 11/15/03 (c)........    2,000,000       2,292,500
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,281,250
                                                  ------------
                                                    18,232,500
                                                  ------------
CONGLOMERATES--
 DIVERSIFIED (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,162,500
                                                  ------------
CONTAINERS (1.7%)
Federal Paper Board Co., Inc.
 10.00%, due 4/15/11.............    3,100,000       3,847,875
                                                  ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00.............    3,000,000       2,992,500
                                                  ------------
DIVERSIFIED UTILITIES (6.0%)
Consumers Power Co.
 7.375%, due 9/15/23.............    7,000,000       6,623,750
Long Island Lighting Co.
 8.75%, due 2/15/97 (a)..........    2,000,000       2,005,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       1,877,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,955,000
                                                  ------------
                                                    13,461,250
                                                  ------------
FINANCE (11.9%)
American General Finance Corp.
 7.00%, due 10/1/97 (a)..........    7,000,000       7,059,780
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,868,750
Ford Motor Credit Co.
 7.00%, due 9/25/01..............    5,000,000       5,081,250
------------
+ Percentages indicated are based on Fund net assets.
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FINANCE (Continued)
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............  $ 6,000,000    $  5,797,500
 9.625%, due 12/15/01............    1,000,000       1,122,500
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,108,750
                                                  ------------
                                                    27,038,530
                                                  ------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05............    1,000,000       1,183,750
                                                  ------------
LEISURE/AMUSEMENT (2.6%)
Walt Disney Co. (The)
 6.75%, due 3/30/06..............    6,000,000       5,955,000
                                                  ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,944,375
                                                  ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       5,000,000
Sears Roebuck & Co.
 8.45%, due 11/1/98..............    7,000,000       7,262,500
                                                  ------------
                                                    12,262,500
                                                  ------------
TELECOMMUNICATION
 SERVICES (1.9%)
British Telecommunications PLC
 9.375%, due 2/15/99 (c).........    4,200,000       4,457,250
                                                  ------------
Total Corporate Bonds
 (Cost $98,630,193)..............                  101,519,280
                                                  ------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (50.1%)
FEDERAL HOME LOAN
 MORTGAGE CORPORATION (4.4%)
 6.655%, due 5/20/99.............   10,000,000      10,007,000
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (6.7%)
 4.95%, due 9/30/98..............   10,000,000       9,827,600
 8.70%, due 6/10/99..............    5,000,000       5,291,300
                                                  ------------
                                                    15,118,900
                                                  ------------

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
UNITED STATES TREASURY BONDS
 (17.0%)
 6.75%, due 8/15/26..............  $32,000,000    $ 32,264,000
 10.75%, due 5/15/03.............    5,000,000       6,154,650
                                                  ------------
                                                    38,418,650
                                                  ------------
UNITED STATES TREASURY NOTES
 (22.0%)
 6.25%, due 2/15/03..............   20,000,000      19,985,800
 6.50%, due 10/15/06.............    5,000,000       5,025,000
 7.125%, due 2/29/00.............    5,000,000       5,146,050
 8.50%, due 11/15/00.............   18,200,000      19,657,274
                                                  ------------
                                                    49,814,124
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $112,723,469).............                  113,358,674
                                                  ------------
Total Long-Term Bonds
 (Cost $211,353,662).............                  214,877,954
                                                  ------------

SHORT-TERM
INVESTMENTS (3.6%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
COMMERCIAL PAPER (3.6%)
Associates Corp. of North America
 5.23%, due on demand (b)........   $  145,000    $    145,000
Duracell, Inc.
 6.75%, due 1/2/97...............    5,115,000       5,114,041
General Electric Capital Corp.
 5.90%, due 1/3/97...............    2,920,000       2,919,043
                                                  ------------
Total Short-Term Investments
 (Cost $8,178,084)...............                    8,178,084
                                                  ------------
Total Investments
 (Cost $219,531,746) (d).........         98.5%    223,056,038(e)
Cash and Other Assets,
 Less Liabilities................          1.5       3,318,848

                                         -----    ------------
Net Assets.......................        100.0%   $226,374,886
                                         =====    ============

------------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1996.
(c) Yankee bonds.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1996 net unrealized appreciation was $3,524,292, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,789,524 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,265,232.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $219,531,746).......   $223,056,038
  Cash...................................          4,111
  Receivables:
    Interest.............................      3,702,071
    Fund shares sold.....................         99,148
  Other assets...........................            670
                                            ------------
        Total assets.....................    226,862,038
                                            ------------
LIABILITIES:
  Payables:
    Fund shares redeemed.................        201,787
    Adviser..............................        143,053
    Administrator........................         38,459
    Directors............................             98
  Accrued expenses.......................        103,755
                                            ------------
        Total liabilities................        487,152
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    176,481
  Additional paid-in capital.............    224,460,425
  Accumulated net realized loss on
    investments..........................     (1,786,312)
  Net unrealized appreciation on
    investments..........................      3,524,292
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
  Shares of capital stock outstanding....     17,648,142
                                            ============
  Net asset value per share
    outstanding..........................   $      12.83
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $ 15,704,812
                                            ------------
  Expenses:
    Advisory.............................        569,711
    Administration.......................        455,769
    Recordkeeping........................        127,739
    Shareholder communication............         93,055
    Professional.........................         52,075
    Directors............................         11,273
    Portfolio pricing....................          6,069
    Miscellaneous........................          6,161
                                            ------------
        Total expenses...................      1,321,852
                                            ------------
  Net investment income..................     14,382,960
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on investments.......        961,896
  Net change in unrealized appreciation
    on investments.......................    (10,866,414)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (9,904,518)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,478,442
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $ 14,382,960    $ 14,495,255
    Net realized gain on investments..................................................        961,896       4,716,932
    Net change in unrealized appreciation (depreciation) on investments...............    (10,866,414)     17,768,492
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,478,442      36,980,679
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................    (14,405,743)    (14,491,993)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     25,643,335      22,956,887
    Net asset value of shares issued to shareholders in reinvestment of dividends.....     14,405,743      14,491,993
                                                                                         ------------    ------------
                                                                                           40,049,078      37,448,880
    Cost of shares redeemed...........................................................    (38,777,335)    (31,593,131)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................      1,271,743       5,855,749
                                                                                         ------------    ------------
      Net increase (decrease) in net assets...........................................     (8,655,558)     28,344,435
NET ASSETS:
  Beginning of year...................................................................    235,030,444     206,686,009
                                                                                         ------------    ------------
  End of year.........................................................................   $226,374,886    $235,030,444
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $         --    $      3,457
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               ---------------------------------------------------------------------------
Net asset value at beginning of year........   $      13.42    $      12.09    $      13.43    $      12.91    $      12.77
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.87            0.88            0.88            0.95            0.92
Net realized and unrealized gain (loss) on
  investments...............................          (0.59)           1.33           (1.34)           0.53            0.13
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           0.28            2.21           (0.46)           1.48            1.05
                                               ------------    ------------    ------------    ------------    ------------
Less dividends:
  From net investment income................          (0.87)          (0.88)          (0.88)          (0.96)          (0.91)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................           2.05%          18.31%          (3.39%)         11.40%           8.26%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           6.31%           6.55%           6.53%           6.79%           7.54%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.25%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.67%#          0.27%#          0.25%
Portfolio turnover rate.....................            103%             81%             88%             41%             10%
Net assets at end of year (in 000's)........   $    226,375    $    235,030    $    206,686    $    228,683    $    203,947

------------
# At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                MAINSTAY VP SERIES FUND, INC.
GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (94.5%)+
                                      SHARES         VALUE
                                    ----------------------
AEROSPACE/DEFENSE (6.0%)
Boeing Co. .......................      60,000    $  6,382,500
Coltec Industries Inc. (a)........     370,000       6,983,750
Lockheed Martin Corp. ............      61,200       5,599,800
Loral Space &
 Communications Ltd. (a)..........     258,500       4,749,937
Northrop Grumman Corp. ...........      80,000       6,620,000
UNC Inc. (a)......................     300,000       3,600,000
                                                  ------------
                                                    33,935,987
                                                  ------------
APPAREL MANUFACTURERS (1.0%)
Fruit of the Loom, Inc. Class A
 (a)..............................     150,000       5,681,250
                                                  ------------
BANKS (5.7%)
AmSouth Bancorp. .................      62,400       3,018,600
Bank of New York Co., Inc.
 (The)............................     150,000       5,062,500
Bankers Trust New York Corp. .....      75,000       6,468,750
Chase Manhattan Corp. ............      93,600       8,353,800
Commerce Bancshares, Inc. ........      78,277       3,620,311
Morgan (J. P.) & Co. Inc. ........      60,000       5,857,500
                                                  ------------
                                                    32,381,461
                                                  ------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc. ........     137,000       5,480,000
                                                  ------------
BUILDING & MAINTENANCE (0.5%)
ADT Ltd. (a)......................     125,000       2,859,375
                                                  ------------
BUILDING PRODUCTS (1.0%)
Sherwin-Williams Co. (The)........     100,000       5,600,000
                                                  ------------
BUSINESS SERVICES (0.6%)
AccuStaff, Inc. (a)...............     150,000       3,168,750
                                                  ------------
CHEMICALS (2.2%)
Praxair, Inc. ....................     100,000       4,612,500
Sealed Air Corp. (a)..............     182,500       7,596,562
                                                  ------------
                                                    12,209,062
                                                  ------------
COMMERCIAL SERVICES (0.9%)
Service Corp. International.......     190,000       5,320,000
                                                  ------------
COMMUNICATIONS (1.9%)
Andrew Corp. (a)..................      45,000       2,387,812
Northern Telecom Ltd. ............      77,500       4,795,313
Teleport Communications
 Group Inc. Class A (a)...........     123,500       3,766,750
                                                  ------------
                                                    10,949,875
                                                  ------------
COMPUTERS & BUSINESS
 EQUIPMENT (7.7%)
Computer Associates International,
 Inc. ............................     125,000       6,218,750
Electronic Data Systems Corp. ....     100,000       4,325,000
First Data Corp. .................     150,060       5,477,190
------------
+ Percentages indicated are based on Fund net assets.
                                      SHARES         VALUE
                                    ----------------------
COMPUTERS & BUSINESS
 EQUIPMENT (Continued)
FIserv, Inc. (a)..................     111,000    $  4,079,250
Informix Corp. (a)................     100,000       2,037,500
Intel Corp. ......................      50,000       6,546,875
Microsoft Corp. (a)...............      40,000       3,305,000
Oracle Corp. (a)..................     110,000       4,592,500
Sungard Data Systems Inc. (a).....     125,000       4,937,500
Zebra Technologies Corp. Class A
 (a)..............................      75,000       1,753,125
                                                  ------------
                                                    43,272,690
                                                  ------------
DRUGS (4.6%)
American Home Products Corp. .....      70,000       4,103,750
Amgen Inc. (a)....................      50,000       2,718,750
Genzyme Corp. (a).................     120,000       2,610,000
Johnson & Johnson.................      60,000       2,985,000
Lilly (Eli) & Co. ................      50,000       3,650,000
Pfizer Inc. ......................      50,000       4,143,750
Warner-Lambert Co. ...............      80,000       6,000,000
                                                  ------------
                                                    26,211,250
                                                  ------------
ELECTRICAL (3.8%)
Emerson Electric Co. .............      70,000       6,772,500
General Electric Co. .............     100,000       9,887,500
Mark IV Industries, Inc. .........     223,758       5,062,525
                                                  ------------
                                                    21,722,525
                                                  ------------
ELECTRONICS (2.7%)
Computer Products Inc. (a)........     150,000       2,925,000
LSI Logic Corp. (a)...............     100,000       2,675,000
Teradyne, Inc. (a)................     129,800       3,163,875
Texas Instruments, Inc. ..........     100,000       6,375,000
                                                  ------------
                                                    15,138,875
                                                  ------------
FINANCE (4.2%)
Federal Home Loan Mortgage
 Corp. ...........................      40,000       4,405,000
Federal National Mortgage
 Association......................     160,000       5,960,000
Great Western Financial Corp. ....     175,000       5,075,000
Republic New York Corp. ..........     100,000       8,162,500
                                                  ------------
                                                    23,602,500
                                                  ------------
FOODS (3.2%)
Chiquita Brands International,
 Inc. ............................     168,000       2,142,000
Dole Food Co., Inc. ..............     145,000       4,911,875
Sara Lee Corp. ...................     144,000       5,364,000
Sysco Corp. ......................     180,000       5,872,500
                                                  ------------
                                                    18,290,375
                                                  ------------
HEAVY INDUSTRIAL (0.4%)
U.S. Filter Corp. (a).............      75,000       2,381,250
                                                  ------------
HOSPITAL & MEDICAL SERVICES (5.4%)
Guidant Corp. ....................     110,000       6,270,000
HEALTHSOUTH Corp. (a).............      70,100       2,707,613
Medtronic, Inc. ..................      70,000       4,760,000


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                    ----------------------
HOSPITAL & MEDICAL SERVICES
 (Continued)
NABI Inc. (a).....................     245,000    $  2,143,750
Orthodontic Centers
 of America Inc. (a)..............     150,000       2,400,000
Quorum Health Group, Inc. (a).....     100,000       2,975,000
Sybron International Corp. (a)....     165,000       5,445,000
U.S. Surgical Corp. ..............      99,600       3,921,750
                                                  ------------
                                                    30,623,113
                                                  ------------
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. ............      65,000       5,996,250
Procter & Gamble Co. .............      54,700       5,880,250
                                                  ------------
                                                    11,876,500
                                                  ------------
INSURANCE-PROPERTY & CASUALTY
 (4.3%)
Allstate Corp. ...................     120,000       6,945,000
American International Group,
 Inc. ............................      70,000       7,577,500
Chubb Corp. ......................      60,400       3,246,500
General Re Corp. .................      40,000       6,310,000
                                                  ------------
                                                    24,079,000
                                                  ------------
LEISURE/AMUSEMENT (1.2%)
Harrah's Entertainment, Inc.
 (a)..............................      82,000       1,629,750
International Game Technology.....     286,000       5,219,500
                                                  ------------
                                                     6,849,250
                                                  ------------
LODGING & RESTAURANTS (1.4%)
Landry's Seafood Restaurants, Inc.
 (a)..............................      50,000       1,068,750
Marriott International, Inc. .....     125,000       6,906,250
                                                  ------------
                                                     7,975,000
                                                  ------------
MACHINERY/CAPITAL GOODS (0.9%)
AGCO Corp. .......................     169,800       4,860,525
                                                  ------------
MANUFACTURING (1.3%)
AlliedSignal Inc. ................     111,000       7,437,000
                                                  ------------
MEDIA & INFORMATION
 SERVICES (2.7%)
Cognizant Corp. ..................     175,000       5,775,000
Heritage Media Corp. (a)..........     260,000       2,925,000
Time Warner Inc. .................     175,000       6,562,500
                                                  ------------
                                                    15,262,500
                                                  ------------
METALS (0.5%)
Titanium Metals Corp. (a).........      80,000       2,630,000
                                                  ------------
OIL & ENERGY SERVICES (10.9%)
Apache Corp. .....................     160,000       5,660,000
Aquila Gas Pipeline Corp. ........     107,800       1,711,325
Burlington Resources, Inc. .......     100,000       5,037,500
Consolidated Natural Gas Co. .....      85,000       4,696,250
Global Marine, Inc. (a)...........     200,000       4,125,000
Halliburton Co. ..................      85,000       5,121,250

                                      SHARES         VALUE
                                    ----------------------
OIL & ENERGY SERVICES (Continued)
Mobil Corp. ......................      40,000    $  4,890,000
Quaker State Corp. ...............     333,000       4,703,625
Schlumberger Ltd. ................      60,000       5,992,500
Smith International, Inc. (a).....     150,000       6,731,250
Tidewater Inc. ...................     125,000       5,656,250
Triton Energy Ltd. Class A (a)....     100,000       4,850,000
Union Pacific Resources Group,
 Inc. ............................      63,520       1,857,960
XCL Ltd. (a)......................   1,316,800         246,900
                                                  ------------
                                                    61,279,810
                                                  ------------
PACKAGING (1.1%)
Crown Cork & Seal Co., Inc. ......     110,000       5,981,250
                                                  ------------
PAPER & FOREST PRODUCTS (1.9%)
Georgia-Pacific Corp. ............      25,000       1,800,000
International Paper Co. ..........      62,600       2,527,475
Kimberly-Clark Corp. .............      70,000       6,667,500
                                                  ------------
                                                    10,994,975
                                                  ------------
POLLUTION CONTROL (0.5%)
Philip Environmental, Inc. (a)....     200,000       2,900,000
                                                  ------------
REAL ESTATE (2.3%)
Chelsea GCA Realty, Inc. .........      96,300       3,334,388
First Industrial Realty Trust,
 Inc. ............................     175,000       5,315,625
Liberty Property Trust............     166,500       4,287,375
                                                  ------------
                                                    12,937,388
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (6.7%)
American Stores Co. ..............     124,800       5,101,200
Consolidated Stores Corp. (a).....     156,250       5,019,531
CVS Corp. ........................     150,000       6,206,250
Kroger Co. (a)....................     148,000       6,882,000
Price/Costco, Inc. (a)............     250,000       6,281,250
Smart & Final Inc. ...............     163,000       3,524,875
Wal-Mart Stores, Inc. ............     200,000       4,575,000
                                                  ------------
                                                    37,590,106
                                                  ------------
TELECOMMUNICATIONS (0.3%)
ADC Telecommunications Inc. (a)...      50,000       1,556,250
                                                  ------------
TRANSPORTATION (2.0%)
AMR Corp. (a).....................      60,000       5,287,500
Union Pacific Corp. ..............     100,000       6,012,500
                                                  ------------
                                                    11,300,000
                                                  ------------
UTILITIES-ELECTRIC (0.8%)
CMS Energy Corp. .................     135,000       4,539,375
                                                  ------------
WASTE DISPOSAL (0.8%)
Republic Industries Inc. (a)......     150,000       4,678,125
                                                  ------------
Total Common Stocks
 (Cost $426,782,343)..............                 533,555,392
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (5.6%)
                                    PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------------------
COMMERCIAL PAPER (5.6%)
AlliedSignal Inc.
 6.10%, due 1/3/97................  $7,000,000    $  6,997,628
Aluminum Co. of America
 5.45%, due 1/8/97................   4,190,000       4,185,560
American Greetings Corp.
 5.75%, due 1/2/97................   3,985,000       3,984,363
Associates Corp. of North America
 5.23%, due on demand (b).........     160,000         160,000
Donnelley (R.R.) & Sons Co.
 6.95%, due 1/2/97................   6,000,000       5,998,842
General Electric Capital Corp.
 5.90%, due 1/3/97................   2,295,000       2,294,248
Potomac Electric Power Co.
 6.00%, due 1/8/97................   8,000,000       7,990,666
                                                  ------------
Total Short-Term Investments
 (Cost $31,611,307)...............                  31,611,307
                                                  ------------
Total Investments
 (Cost $458,393,650) (c)..........       100.1%    565,166,699(d)
Liabilities In Excess of
 Cash and Other Assets............        (0.1)       (481,288)
                                                  ------------
Net Assets........................       100.0%   $564,685,411
                                                  ============

------------
(a) Non-income producing securities.
(b) Adjustable Rate. Rate shown is the rate in effect at December 31, 1996.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $106,773,049, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $116,308,390 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,535,341.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $458,393,650).......   $565,166,699
  Receivables:
    Dividends and interest...............        723,274
    Fund shares sold.....................        718,170
    Investment securities sold...........        702,352
  Other assets...........................          1,355
                                            ------------
        Total assets.....................    567,311,850
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,854,625
    Adviser..............................        346,063
    Fund shares redeemed.................        175,927
    Administrator........................         47,571
    NYLIAC...............................         47,571
    Custodian............................          3,622
    Directors............................            228
  Accrued expenses.......................        150,832
                                            ------------
        Total liabilities................      2,626,439
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    303,080
  Additional paid-in capital.............    457,458,315
  Accumulated undistributed net realized
    gain on investments..................        150,967
  Net unrealized appreciation on
    investments..........................    106,773,049
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
  Shares of capital stock outstanding....     30,308,004
                                             ===========
  Net asset value per share
    outstanding..........................   $      18.63
                                             ===========
STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  6,340,368
    Interest.............................      1,309,742
                                            ------------
        Total income.....................      7,650,110
                                            ------------
  Expenses:
    Advisory.............................      1,233,329
    Administration.......................        986,663
    Recordkeeping........................        283,024
    Shareholder communication............        211,872
    Professional.........................         88,421
    Directors............................         23,546
    Miscellaneous........................         12,482
                                            ------------
        Total expenses...................      2,839,337
                                            ------------
  Net investment income..................      4,810,773
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......     69,850,131
  Net change in unrealized appreciation
    on investments.......................     32,938,177
                                            ------------
  Net realized and unrealized gain on
    investments..........................    102,788,308
                                            ------------
  Net increase in net assets resulting
    from operations......................   $107,599,081
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $4,231.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  4,810,773    $  4,885,469
    Net realized gain on investments..................................................     69,850,131      34,444,510
    Net change in unrealized appreciation on investments..............................     32,938,177      56,914,338
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................    107,599,081      96,244,317
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................     (4,810,773)     (4,897,272)
    From net realized gain on investments.............................................    (69,699,164)    (34,471,675)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................    (74,509,937)    (39,368,947)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     74,877,524      35,852,696
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................     74,509,937      39,368,947
                                                                                         ------------    ------------
                                                                                          149,387,461      75,221,643
    Cost of shares redeemed...........................................................    (45,298,015)    (34,751,127)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................    104,089,446      40,470,516
                                                                                         ------------    ------------
      Net increase in net assets......................................................    137,178,590      97,345,886
NET ASSETS:
  Beginning of year...................................................................    427,506,821     330,160,935
                                                                                         ------------    ------------
  End of year.........................................................................   $564,685,411    $427,506,821
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               ---------------------------------------------------------------------------
Net asset value at beginning of year........   $      17.22    $      14.69    $      15.64    $      15.53    $      15.57
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.18            0.22            0.22            0.24            0.22
Net realized and unrealized gain (loss) on
  investments...............................           4.06            4.06           (0.03)           1.88            1.72
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           4.24            4.28            0.19            2.12            1.94
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.18)          (0.22)          (0.22)          (0.25)          (0.22)
  From net realized gain on investments.....          (2.65)          (1.53)          (0.92)          (1.76)          (1.76)
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (2.83)          (1.75)          (1.14)          (2.01)          (1.98)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................          24.50%          29.16%           1.20%          13.71%          12.42%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           0.98%           1.29%           1.41%           1.42%           1.50%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.27%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.65%#          0.27%#          0.27%
Portfolio turnover rate.....................            104%            104%            108%            121%             82%
Average commission rate paid................   $     0.0595             (a)             (a)             (a)             (a)
Net assets at end of year (in 000's)........   $    564,685    $    427,507    $    330,161    $    319,196    $    272,834

------------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

  MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account I, MFA Separate Account II and VLI Separate Account ("Separate Accounts", collectively). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

  The investment objectives for each of the Portfolios of the Company are as follows:

     Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

     Bond: to seek the highest income over the long term consistent with preservation of principal.

     Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

    Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations

                                                   MAINSTAY VP SERIES FUND, INC.

are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (D)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

                                      (E)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

    Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (G)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement.

    NYLIAC is Administrator for the Company.

    The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Cash Management Portfolio.............................................................       .25%            .20%
Bond Portfolio........................................................................       .25%            .20%
Growth Equity Portfolio...............................................................       .25%            .20%

    The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below.

Cash Management Portfolio............................................................................      .62%
Bond Portfolio.......................................................................................      .62%
Growth Equity Portfolio..............................................................................      .62%

    In connection with such expense limitation, the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1996 as shown on the Statement of Operations.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (C)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the four months ended April 30, 1996, the Portfolios paid recordkeeping fees as follows:

Cash Management Portfolio.............................................................................     $ 26,485
Bond Portfolio........................................................................................      150,388
Growth Equity Portfolio...............................................................................      333,437

Effective May 1, 1996, NYLIAC assumed responsibility for the payment of such fees.

                                      (D)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended December 31, 1996, these fees were as follows:

Cash Management Portfolio..............................................................................     $ 2,674
Bond Portfolio.........................................................................................       6,582
Growth Equity Portfolio................................................................................      13,339

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                                     CAPITAL LOSS
                                                                                   AVAILABLE THROUGH   AMOUNT (000'S)
                                                                                   ----------------    -------------
Cash Management Portfolio........................................................         2003             $    1
                                                                                          2004                  1
                                                                                                           ------
                                                                                                           $    2
                                                                                                           ======
Bond Portfolio...................................................................         2002             $1,786
                                                                                                           ======

Bond Portfolio utilized $961,896 of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to Repurchase the securities as agreed, a Portfolio could suffer losses, Including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

NOTE 6--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------

On February 21, 1995, NYLIAC redeemed all of its initial investment in Cash Management Portfolio. In connection with the redemption of the initial shares, NYLIAC reimbursed the Portfolio $28,042, which represented the unamortized deferred organization expense of the Portfolio on the date of the redemption.

--------------------------------------------------------------------------------
NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1996, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                                 BOND                    GROWTH EQUITY
                                                                               PORTFOLIO                   PORTFOLIO
                                                                        PURCHASES       SALES       PURCHASES       SALES
                                                                        ---------------------------------------------------
U.S. Government Securities............................................. $155,916      $ 145,208     $     --      $      --
All others.............................................................   64,716         70,944      509,811        490,842
                                                                         --------------------------------------------------
Total.................................................................. $220,632      $ 216,152     $509,811      $ 490,842
                                                                         ==================================================

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1996 and December 31, 1995 were as follows:

                                                            CASH MANAGEMENT               BOND             GROWTH EQUITY
                                                               PORTFOLIO               PORTFOLIO             PORTFOLIO
                                                           1996         1995        1996       1995       1996       1995
                                                          ----------------------------------------------------------------
Shares sold.............................................. 237,105      128,846      1,940      1,732      3,863      2,118
Shares issued in reinvestment of dividends and
  distributions..........................................   4,586        3,588      1,117      1,080      3,968      2,286
                                                          ----------------------------------------------------------------
                                                          241,691      132,434      3,057      2,812      7,831      4,404
Shares redeemed.......................................... 211,181      115,710      2,923      2,397      2,346      2,060
                                                          ----------------------------------------------------------------
Net increase.............................................  30,510       16,724        134        415      5,485      2,344
                                                          ================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the eleven portfolios constituting MainStay VP Series Fund, Inc., formerly New York Life MFA Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        Anthony W. Polis, Treasurer
                        A. Thomas Smith III, Secretary
                        Marc J. Chalfin, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A. (formerly Chemical Bank)

                            INDEPENDENT ACCOUNTANTS
                        Price Waterhouse LLP

                                 LEGAL COUNSEL
                        Jorden Burt Berenson & Johnson LLP

[NEW YORK LIFE LOGO]   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                       51 MADISON AVENUE
                       NEW YORK, NY 10010




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